Following are three additional proxy soliciting materials supplementing the Notice of Special Meeting of Share
Owners and Proxy Statement and proxy which was filed with the Commission on February 12, 1997.

First Document:

EMPLOYEE BULLETIN BOARD POSTER

TEXT:            It's all about opportunity
                 A bigger company needs people

GRAPHIC:         Silhouettes of four persons.

TEXT:            Support the merger


Second Document:

EMPLOYEE BULLETIN BOARD POSTER

TEXT:            Build a stronger company

GRAPHIC:         Box containing an upward trend line
                 depicted as an arrow

TEXT:            Support the merger


Third Document:

EMPLOYEE BULLETIN BOARD POSTER

TEXT:            When customers win
                 We win

GRAPHIC:         Two buildings - a house and a factory

TEXT:            Support the merger